UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest
                                event reported):

                                November 6, 2003

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

             0-20852                               16-1387013
             -------                               ----------
    (Commission File Number)          (I.R.S. Employer Identification No.)
    ------------------------          ------------------------------------

           2000 Technology Parkway, Newark, New York      14513
           ----------------------------------------------------
         (Address of principal executive offices)       (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements, Pro Forma Financials and Exhibits.

        (a)  Financial Statements of Business Acquired.

             Not  applicable.

        (b)  Pro Forma Financial Information.

             Not applicable.

        (c)  Exhibits.

             99.1     Press Release dated November 6, 2003



Item 12. Results of Operations and Financial Condition.


The Company today reported operating income of $1.1 million on revenues of $19.9 million for its third quarter ended September 27, 2003. Net income was $1.8 million, or $0.12 per diluted share, which includes $0.8 million of miscellaneous, non-cash income related to the forgiveness of a government-sponsored loan/grant as the Company met certain employment milestones. A copy of the related press release is being furnished as Exhibit
99.1 to this Form 8-K.







                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ULTRALIFE BATTERIES, INC.

Dated:  November 6, 2003                By:      /s/Robert W. Fishback
                                                 ---------------------
                                                 Robert W. Fishback
                                                 Vice President - Finance and
                                                 Chief Financial Officer

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                                Index to Exhibits





(99)     Additional Exhibits

         99.1     Press Release dated November 6, 2003

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